                                                                   EXHIBIT 10.23

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 7th day of November, 1997, and entered into among Clear Channel Communications, Inc., a Texas corporation (herein, together with its successors and assigns, called the "Company"), the Lenders (as defined in the Credit Agreement as defined below), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Lender for itself and the Lenders (the "Administrative Lender"), THE FIRST NATIONAL BANK OF BOSTON, as Documentation Agent, BANK OF MONTREAL, as Co- Syndication Agent and TORONTO DOMINION (TEXAS), INC., as Co-Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Company, the Lenders and the Administrative Lender entered into a Third Amended and Restated Credit Agreement, dated April 10, 1997 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Company, the Lenders and the Administrative Lender entered into a First Amendment to the Third Amended and Restated Credit Agreement, dated as of September 17, 1997;

         WHEREAS, the Company has requested that the Credit Agreement be amended to remove the limit on Institutional Debt that may be issued during the term of the Credit Agreement and to allow additional Institutional Debt to be issued with a final maturity date prior to the Maturity Date of the Credit Agreement;

         WHEREAS, the Lenders, the Administrative Lender and the Company have agreed to amend the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Company, the Lenders and the Administrative Lender agree as follows:

          SECTION 1. Definitions. In General. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         SECTION 2. Section 7.1(f). Section 7.1(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (f) So long as there exists no Default or Event of Default both before and after giving effect to the issuance of any Institutional Debt, Institutional Debt in an unlimited amount at any time outstanding; provided, that, (i) such debt is unsecured, (ii) such debt is at all times on terms and conditions reasonably satisfactory to the Determining Lenders, including but not limited to the absence of financial covenants and restrictions and events of default that are more restrictive than those under this Agreement, (iii) except as provided in the immediately following proviso, such debt has a final maturity and Weighted Average Life to Maturity (computed from the date of incurrence of such debt) at least one day longer than the Maturity Date and the Weighted Average Life to Maturity of the Obligations, and
         (iv) the Net Cash Proceeds from the issuance of such debt are applied in accordance with Section 2.5(d) hereof; provided, however, notwithstanding anything contained in Section 7.1(f)(iii) hereof to the contrary, Institutional Debt otherwise permitted under this Section 7.1(f) in the aggregate principal amount not to exceed $500,000,000 may have a final maturity of any date prior to the Maturity Date.

         SECTION 3. Conditions Precedent. This Second Amendment shall not be effective until the Administrative Lender shall have received executed signature pages from the Company, the Administrative Lender and Determining Lenders.

         SECTION 4. Representations and Warranties. The Company represents and warrants to the Lenders and the Administrative Lender that (a) this Second Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect.

          SECTION 5. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 6. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 7. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO THE FEDERAL LAWS OF THE UNITED STATES.

         SECTION 8. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE COMPANY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY AGAINST THE ADMINISTRATIVE LENDER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE LENDER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 9. WAIVER OF JURY TRIAL. THE COMPANY, THE ADMINISTRATIVE LENDER AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Second Amendment to Third Amended and Restated Credit Agreement is executed as of the date first set forth above.

                                       CLEAR CHANNEL COMMUNICATIONS, INC.



                                       By:  /s/ Randall T. Mays
                                          -------------------------------
                                           Name: Randall T. Mays
                                           Title: Vice President

                                       NATIONSBANK OF TEXAS, N.A.,
                                       Individually and as Administrative
                                          Lender



                                       /s/ Rosario Echeverria
                                       ------------------------
                                       By: Rosario Echeverria
                                       Its: Vice President

                                       901 Main Street
                                       64th Floor
                                       Dallas, Texas 75202
                                       Attn: Rosario Echeverria
                                             Title: Vice President

                                       BANKBOSTON, N.A., formerly
                                       known as THE FIRST NATIONAL
                                       BANK OF BOSTON, as a Lender
                                       and as Documentation Agent



                                       By:      /s/ Lenny Mason
                                          ----------------------------
                                          Name:  Lenny Mason
                                          Title: Vice President

                                       100 Federal Street
                                       Boston, Massachusetts 02110
                                       Attn: Lenny Mason
                                       Title: Vice President

                                       BANK OF MONTREAL, as a Lender and as Co-
                                       Syndication Agent



                                       By:      /s/ Rene Encarncion
                                          -----------------------------
                                                Name:  Rene Encarnacion
                                                Title: Director

                                       430 Park Avenue
                                       New York, New York 10022
                                       Attn: Ola Anderssen
                                             Title: Associate

                                       TORONTO DOMINION (TEXAS), INC., as a
                                       Lender and as Co-Syndication Agent



                                       By:      /s/ Darlene Riedel
                                          --------------------------------
                                          Name:    Darlene Riedel
                                          Title:   Vice President

                                       Houston Agency
                                       909 Fannin Street, 17th Floor
                                       Houston, Texas 77010
                                       Attn:  Lisa Allison
                                              Title:

                                       ABN AMRO BANK, N.V., HOUSTON AGENCY



                                       By:      /s/ Laurie C. Tuzo
                                          --------------------------------
                                          Name:  Laurie C. Tuzo
                                          Title: Group Vice President



                                       By:      /s/ David P. Orr
                                          --------------------------------
                                          Name:  David P. Orr
                                          Title:  Vice President

                                       Three Riverway, Suite 1700
                                       Houston, Texas 77056
                                       Attn:  Ms. Laurie C. Tuzo
                                              Title:  Group Vice President

                                       BANK BRUSSELS LAMBERT,
                                       New York Branch



                                       By:
                                          --------------------------------

                                          Name:  -------------------------

                                          Title: -------------------------

                                       By:
                                          --------------------------------

                                          Name:  -------------------------

                                          Title: -------------------------



                                       630 Fifth Avenue, 6th floor
                                       New York, New York  10111
                                       Attn: Craig Hallsteen
                                             Title: Vice President

                                       BANK OF HAWAII



                                       By:      /s/ Robert L. Wilson
                                          ---------------------------------
                                          Name:  Robert L. Wilson
                                          Title: Vice President

                                       1850 N. Central Avenue
                                       Suite 400
                                       Phoenix, Arizona 85004
                                       Attn: Elizabeth McLean
                                             Title:

                                       BANK OF IRELAND - DUBLIN BRANCH



                                       By:      /s/ Carmel McBride
                                          ---------------------------------
                                          Name:
                                          Title:

                                       Corporate Banking, B-2, Head Office
                                       Lower Baggot Street
                                       Dublin 2, Ireland
                                       Attn: Carmel McBride
                                             Title: Vice President

                                       THE BANK OF NEW YORK



                                       By:      /s/ Edward Ryan, Jr.
                                          --------------------------------
                                           Name:  Edward Ryan, Jr.
                                           Title: Senior Vice President

                                       One Wall Street
                                       16th Floor South
                                       New York, New York  10286
                                       Attn: Ted Ryan
                                       Title:

                                       THE BANK OF NOVA SCOTIA



                                       By:      /s/ Vincent J. Fitgerald, Jr.
                                          -----------------------------------
                                          Name:  Vincent J. Fitzgerald, Jr.
                                          Title: Authorized Signatory

                                       One Liberty Plaza
                                       26th Floor
                                       New York, New York 10006
                                       Attn: Paul Weissenberger
                                             Title: Relationship Manager

                                       NATEXIS BANQUE BFCE, (formerly known as
                                       Banque Francaise Du Commerce Exterieur)



                                       By:      /s/ Ivan Kraus
                                          -----------------------------------
                                          Name:  Ivan Kraus
                                          Title: Associate



                                       By:      /s/ Kevin Dooley
                                          -----------------------------------
                                          Name:  Kevin Dooley
                                          Title: Vice President

                                       645 Fifth Avenue
                                       20th Floor
                                       New York, New York 10022
                                       Attn: Frederick Kammler
                                             Title:

                                       BANQUE PARIBAS



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       2029 Century Park East
                                       Suite 3900
                                       Los Angeles, California 90067
                                       Attn: Bryan Petermann
                                             Title: Vice President

                                       BARCLAYS BANK PLC



                                       By:      /s/ James K. Downey
                                          ----------------------------------
                                          Name:   James K. Downey
                                          Title:  Associate Director

                                       BZW Division
                                       388 Market Street, Suite 1700
                                       San Francisco, California 94111

                                       CREDIT AGRICOLE INDOSUEZ
                                       (f/k/a Caisse Nationale De Credit
                                            Agricole)



                                       By:      /s/ Dean Balice
                                          ---------------------------------
                                       Name:          Dean Balice
                                       Title:         Senior Vice President

                                       By:      /s/ David Bouhl, F.V.P.
                                          ---------------------------------
                                       Name:          David Bouhl, F.V.P.
                                       Title:         Head of Corporate Banking


                                       600 Travis, Suite 2340
                                       Houston, Texas  77002
                                       Attn:  Ken Coulter
                                              Title:  Vice President

                                       THE CHASE MANHATTAN BANK, N.A.



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       270 Park Avenue
                                       37th Floor
                                       New York, New York 10017
                                       Attn:   James Kuster
                                       Title:  Managing Director

                                       CIBC INC.



                                       By:      /s/ Susan Hanna
                                           -------------------------------
                                           Name:  Susan Hanna
                                           Title: DIRECTOR, CIBC WOOD GUNDY
                                                  SECURITY CORP., AS AGENT

                                       425 Lexington Avenue
                                       New York, New York  10017
                                       Attn:   Susan Hanna
                                               Title: DIRECTOR, CIBC WOOD GUNDY
                                                      SECURITY CORP., AS AGENT

                                       COMPAGNIE FINANCIERE DE CIC ET DE
                                       L'UNION EUROPEENNE



                                       By:      /s/ Anthony Rock
                                          ---------------------------------
                                       Name:    Anthony Rock
                                       Title:   Vice President



                                       By:      /s/ Marcus Edward
                                          ---------------------------------
                                       Name:    Marcus Edward
                                       Title:   Vice President

                                       520 Madison Avenue
                                       37th Floor
                                       New York, New York 10022
                                       Attn: Marcus Edward
                                             Title:   Vice President

                                       CORESTATES BANK, N.A.



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       1339 Chestnut Street
                                       Philadelphia, Pennsylvania  19107
                                       Attn:   Anthony B. Parisi
                                               Title:

                                       CREDIT SUISSE FIRST BOSTON



                                       By:      /s/ Todd C. Morgan
                                          ---------------------------------
                                          Name:    Todd C. Morgan
                                          Title:   Vice President



                                       By:      /s/ Judith E. Smith
                                          ---------------------------------
                                          Name:    Judith E. Smith
                                          Title:   Director

                                       Eleven Madison Avenue
                                       19th Floor
                                       New York, New York 10010-3629
                                       Attn:  Joe Coneeny
                                              Title: Managing Director

                                  CRESTAR BANK



                                       By:      /s/ J. Eric Millham
                                          ---------------------------------
                                       Name:    J. Eric Millham
                                       Title:   Vice President

                                       919 E. Main Street
                                       22th Floor
                                       Richmond, Virginia 23219
                                       Attn: Eric Millham
                                             Title: Vice President

                                       THE DAI-ICHI KANGYO BANK, LTD.



                                       By:      /s/ Kazuki Shimizu
                                          ---------------------------------
                                       Name:    Kazuki Shimizu
                                       Title:   Vice President

                                       One World Trade Center
                                       48th Floor
                                       New York, New York 10048
                                       Attn: Seiji Imai
                                             Title:   Vice President

                                       FIRST UNION NATIONAL BANK



                                       By:      /s/ Bruce Loftin
                                          ---------------------------------
                                          Name:    Bruce Loftin
                                          Title:   Senior Vice President

                                       Capital Markets Group - Communications
                                       One First Union Center
                                       301 South College Street, 5th Floor
                                       Charlotte, North Carolina  28288-0735
                                       Attn:  Adrienne T. Musgnug
                                              Title:   Vice President

                                       FLEET BANK, N.A.


                                       By:      /s/ Michael A. Cerullo
                                          ---------------------------------
                                       Name:    Michael A. Cerullo
                                       Title:   Vice President

                                       Mail Stop NYNYS16K
                                       1185 Avenue of the Americas
                                       16th Floor
                                       New York, New York 10036
                                       Attn: Michael A. Cerullo
                                             Title:   Vice President

                                       THE FUJI BANK, LIMITED



                                       By:      /s/ Philip C. Lauinger III
                                          ---------------------------------
                                          Name:    Philip C. Lauinger III
                                          Title:   Vice President & Manager

                                       One Houston Center
                                       Suite 4100
                                       1221 McKinney Street
                                       Houston, Texas  77010
                                       Attn:  Phillip C. Lauinger III
                                              Title: Vice President and Manager

                                       HIBERNIA NATIONAL BANK



                                       By:      /s/ Troy J. Villafarra
                                          ---------------------------------
                                       Name:    Troy J. Villafarra
                                       Title:   Vice President

                                       313 Carondelet Street
                                       New Orleans, Louisiana  70130
                                       Attn:   Troy Villafarra
                                               Title:   Vice President

                                       INDUSTRIAL BANK OF JAPAN



                                       By:      /s/ Kevin Egan
                                          ---------------------------------
                                          Name:   Kevin Egan
                                          Title:  Vice President

                                       1251 Avenue of the Americas
                                       32nd Floor
                                       New York, New York 10020-1104
                                       Attn: Jeff Cole
                                             Title:

                                       KEY CORPORATE CAPITAL INC.



                                       By:      /s/ Kenneth J. Keeler
                                          ---------------------------------
                                          Name:    Kenneth J. Keeler
                                          Title:   Vice President

                                       Media & Telecommunications
                                        Finance Division
                                       127 Public Square
                                       Cleveland, Ohio  44114-1306
                                       Attn:    Jason R. Weaver
                                                Title: Assistant Vice President

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH



                                       By:      /s/ Sadao Muraoka
                                          ---------------------------------
                                          Name:    Sadao Muraoka
                                          Title:   Head of Southwest Region

                                       165 Broadway
                                       New York, New York 10006

                                       MELLON BANK, N.A.



                                       By:      /s/ Nathan H. Kehm
                                          ---------------------------------
                                          Name:    Nathan H. Kehm
                                          Title:   Assistant Vice President

                                       One Mellon Bank Center, Room 4440
                                       Pittsburgh, Pennsylvania  15258-0001
                                       Attn:  Lisa M. Pellow
                                              Title:   Vice President

                                       MICHIGAN NATIONAL BANK



                                       By:      /s/ Stephane Lubin
                                          ---------------------------------
                                          Name:    Stephane Lubin
                                          Title:   Relationship Manager

                                       Specialty Industries 10-36
                                       27777 Inkster Road
                                       Farmington Hills, Michigan  48334-1036
                                       Attn:  Stephane Lubin
                                              Title:   Vice President

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION



                                       By:      /s/ Beatrice Kossodo
                                          ---------------------------------
                                          Name:    Beatrice Kossodo
                                          Title:   Senior Vice President

                                       520 Madison Avenue, 26th Floor
                                       New York, New York  10022
                                       Attn:  David Lerner
                                              Title:    Vice President

                                       PNC BANK, NATIONAL ASSOCIATION



                                       By:      /s/ Jeffrey E. Hauser
                                          ---------------------------------
                                          Name:    Jeffrey E. Hauser
                                          Title:   Vice President

                                       1600 Market Street
                                       21st Floor
                                       Philadelphia, Pennsylvania  19103
                                       Attn:  Jeff Hauser
                                              Title:   Vice President

                                       THE ROYAL BANK OF SCOTLAND, PLC



                                       By:      /s/ Karen Stefancic
                                          ---------------------------------
                                          Name:    Karen Stefancic
                                          Title:   Vice President

                                       88 Pine Street
                                       26th Floor
                                       New York, New York 10005
                                       Attn:  Karen Stefancic
                                              Title:   Vice President

                                       THE SANWA BANK, LIMITED, DALLAS AGENCY



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       4100 W. Texas Commerce Tower
                                       2200 Ross Avenue
                                       Dallas, Texas  75201
                                       Attn:  Matthew Patrick
                                              Title:   Vice President

                                       SOCIETE GENERALE



                                       By:      /s/ Mark Vigil
                                          ---------------------------------
                                          Name:    Mark Vigil
                                          Title:   Vice President

                                       1221 Avenue of the Americas
                                       New York, New York  10020
                                       Attn:  Mark Vigil
                                              Title:

                                       THE SUMITOMO BANK, LIMITED



                                       By:      /s/ Reiji Sato
                                          ---------------------------------
                                          Name:    Reiji Sato
                                          Title:   Joint General Manager

                                       700 Louisiana
                                       Suite 1750
                                       Houston, Texas 77002
                                       Attn: Daniel Payer
                                             Title:

                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                                       By:      /s/ Janet P. Sammons
                                          ---------------------------------
                                          Name:    Janet P. Sammons
                                          Title:   Vice President

                                       200 South Orange Avenue
                                       Orlando, Florida  32801
                                       Attn:  Chris Aguilar
                                              Title:   First Vice President

                                       THE TOYO TRUST & BANKING COMPANY,
                                          LTD., NEW YORK BRANCH



                                       By:      /s/ Takashi Mikumo
                                          ---------------------------------
                                          Name:    Takashi Mikumo
                                          Title:   Vice President

                                       666 Fifth Avenue
                                       33rd Floor
                                       Attn:  Sharon Bonelli
                                              Title:   Vice President

                                       UNION BANK OF CALIFORNIA, N.A.



                                       By:      /s/ Christine P. Ball
                                          ---------------------------------
                                          Name:    Christine P. Ball
                                          Title:   Vice President

                                       445 South Figueroa Street
                                       Los Angeles, California  90071
                                       Attn:  Christine Ball
                                              Title:   Vice President

                                       WACHOVIA BANK OF GEORGIA, N.A.



                                       By:      /s/ Carl E. Peoples
                                          ---------------------------------
                                          Name:    Carl E. Peoples
                                          Title:   Vice President

                                       191 Peachtree Street
                                       28th Floor, Mail Code 370
                                       Atlanta, Georgia  30303
                                       Attn:  Carl E. Peoples
                                              Title:   Vice President

                                       WELLS FARGO BANK (TEXAS), N.A., formerly known as FIRST INTERSTATE BANK OF TEXAS, N.A.



                                       By:      /s/ Susan Coulter
                                          ---------------------------------
                                          Name:    Susan Coulter
                                          Title:   Vice President

                                       100 Congress, Suite 150
                                       Austin, Texas  78701
                                       Attn: Susan Coulter
                                             Title:   Vice President

                                       WESTDEUTSCHE LANDESBANK,
                                       GIROZENTRALE, New York Branch



                                       By:      /s/ Kheil A. McIntyre
                                          ---------------------------------
                                          Name:    Kheil A. McIntyre
                                          Title:   Vice President


                                       By:      /s/ Salvatore Battinelli
                                          ---------------------------------
                                          Name:    Salvatore Battinelli
                                          Title:   Vice President Credit Dept.

                                       1211 Avenue of the Americas
                                       New York, New York  10036
                                       Attn:  Kheil McIntyre
                                              Title:   Vice President

                                       WESTDEUTSCHE LANDESBANK, GIROZENTRALE



                                       By:      /s/ Cynthia M. Niesen
                                          ---------------------------------
                                          Name:    Cynthia M. Niesen
                                          Title:   Managing Director


                                       By:      /s/ James Veneau
                                          ---------------------------------
                                          Name:    James Veneau
                                          Title:   Analyst

                                       1211 Avenue of the Americas
                                       New York, New York  10036
                                       Attn:    Kheil McIntyre
                                       Title:   Vice President